For Current Income

DELAWARE GROUP

Delchester Fund

(VARIOUS PHOTOS DEMONSTRATING SERVICE AND GUIDANCE, PROFESSIONAL MANAGEMENT AND GOALS)

service and guidance

professional management

1997
Annual
Report

goals

DELAWARE
GROUP
==========

A Commitment
To Our
Investors

(PHOTOS OF GLASSES, PEN AND KEYBOARD)


Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $39 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial services and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $115 billion in assets.

current income

A TRADITION OF SOUND INVESTING

Delchester Fund Objective

To seek as high a current income as is consistent with providing reasonable safety.

commitment

(PHOTO OF ILLUSTRATION FROM CURRENT INCOME BROCHURES) professional management professional management

MORE THAN 68 YEARS OF INVESTMENT EXPERIENCE has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

(VARIOUS PHOTOS DEMONSTRATING SERVICE AND GUIDANCE, PROFESSIONAL MANAGEMENT AND GOALS)

goals

goals

WHATEVER YOUR GOALS,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and
guidance

service and guidance

DELAWARE BELIEVES THAT THE GUIDANCE of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

--------------------------------------------------------------------------------
August 20, 1997

(PHOTO OF WAYNE A. STORK, CHAIRMAN)

Dear Shareholder:
I AM PLEASED TO REPORT THAT FISCAL 1997 WAS AN exceptionally rewarding year for both the high-yield bond market and Delchester Fund.
        Your Fund provided a robust total return of +17.53% for A Class shares (capital change plus reinvested dividends at net asset value for the 12 months ended July 31, 1997). It was Delchester's best performance since 1992, when the U.S. economy emerged from recession and overall credit quality in the high-yield market improved dramatically.
        A focus on bonds of established domestic companies and careful credit analysis helped Delchester outperform its unmanaged benchmark - the Salomon Brothers High-Yield Bond Index - in fiscal 1997. The Fund also outpaced the average of its 163 peers, as shown below.
        This past year, everything that could go right did. The default rate of higher risk, high-yield bonds dropped to 0.83%, the lowest level since
1981. Demand for high-yield, higher risk bonds among investors was strong. Consumer and producer price increases were benign. U.S. economic growth surged ahead at a 5.9% rate, helping highly leveraged companies meet their obligations to bondholders.
        Since July 1996, bond prices have been volatile, especially prices of U.S. Treasuries. For much of the fiscal year, it

A FOCUS ON BONDS OF ESTABLISHED DOMESTIC COMPANIES AND CAREFUL CREDIT ANALYSIS HELPED DELCHESTER FUND OUTPERFORM BOTH ITS UNMANAGED BENCHMARK AND THE AVERAGE OF ITS PEERS IN FISCAL 1997.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------------------------------------------
                                                      12 Months           Current 30-Day
                                                 Ended July 31, 1997         SEC Yield*
----------------------------------------------------------------------------------------
Delchester Fund A Class                                 +17.53%                8.51%
Salomon Brothers High-Yield Bond Index                  +15.80%                8.66%
Lipper High Current Yield Fund Average                  +16.71%                7.94%
----------------------------------------------------------------------------------------

Performance quoted above assumes reinvestment of distributions. Results of Delchester and the Lipper Fund Average do not show the effect of sales charges. Performance and SEC yield for all Fund classes can be found on page
9. The Lipper Average consisted of 164 funds for the 12 months ended July 31, 1997.
*As of July 31, 1997.

                             1997 annual report
1
remained unclear whether the Federal Reserve Board would substantially raise interest rates to combat inflation. As it turned out, all the Fed needed to do to prevent economic growth from reaching a feverish pace was to raise short-term interest rates by a modest 25 basis points (0.25%) in March. So far, it has proven to be a prudent inflation inoculation.

WE HAVE LEARNED THAT SUCCESS IN THE HIGH-YIELD BOND MARKET REQUIRES PREVENTIVE MEDICINE.

high-yield

        As of July 31, 1997, the domestic corporate high-yield bond market offered an additional 250 basis points (2.50%) in income potential over comparable maturity Treasuries.* This yield premium can compensate investors for the added risks of investing in bonds of corporations whose credit ratings are lower than investment grade and which have no U.S. government guarantee of bond principal.
        For 27 years, Delaware has managed Delchester Fund through a variety of interest rate environments, and we have learned that success in the high-yield bond market requires preventive medicine - a proactive approach to analyzing credit risk and regular monitoring of external factors that might affect the Fund's ability to provide income and preserve capital.
        Inside, Paul A. Matlack and Gerald T. Nichols, the Fund's portfolio managers, review the Fund's performance in fiscal 1997 and explain why we believe the high-yield market may offer attractive potential for income and total return oriented investors in the months ahead.
        In our opinion, Delchester Fund has the potential to help investors achieve both their income and diversification goals. Delaware Group values your continued confidence in the Fund and we look forward to serving your needs for many years to come.

Sincerely,

/s/ Wayne A. Stork
------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer

* As measured by the Salomon Brothers High-Yield Bond Index relative to comparable duration U.S. Treasuries.


                             1997 annual report

Portfolio Managers' Review

(PHOTO OF GERALD T. NICHOLS AND PAUL A. MATLACK)

Mr. Matlack holds an MBA in finance from George Washington University and has 16 years of investment and credit analysis experience. Mr. Nichols has a master of science degree in finance from the University of Kansas and has managed high-yield bond portfolios for 14 years.

Gerald T. Nichols and Paul A. Matlack
have managed Delchester Fund since 1990.

FISCAL 1997 WAS A WATERSHED period for the high-yield bond market. Investors allocated more than $12 billion dollars to high-yield mutual funds during the past 12 months, providing high-yield funds with more new cash flow than all other bond funds combined, according to Strategic Insight, a research firm. We believe this demand was primarily fueled by investors' desire to increase income and diversify their portfolios.

WE DID ESPECIALLY WELL WITH NEW BOND ISSUES, WHICH OFFERED BOTH ATTRACTIVE INCOME AND RELATIVE SAFETY OF PRINCIPAL.

        Increased demand couldn't have come at a better time. Corporations have been issuing high-yield bonds at a record pace, according to CS First Boston. As of mid-1997, the total size of the market stood at more than $430 billion, nearly double the value of bonds outstanding at the start of the decade. In 1997, high-yield securities issued by some 2,000 companies represented one-fourth of the overall corporate bond market.
        Despite such enormous growth, overall credit quality has remained consistent. This provided us with ample opportunity to select both new and seasoned high-yield bonds for your Fund's portfolio. We did especially well with new bond issues, which offered both attractive income potential and relative safety of principal.
        New bond issues generally have a longer duration, or sensitivity to interest rates, than older bonds. The Fund's buying activities during fiscal 1997 resulted in an increase in its average effective duration from 4.0

                             1997 annual report
3

YOUR FUND'S CREDIT QUALITY AND INTEREST RATE SENSITIVITY
--------------------------------------------------------------------------------
July 31, 1997

                                 July 31, 1996    July 31, 1997
-----------------------------------------------------------------
A Class 30-Day SEC Yield*           9.47%            8.51%
Average Effective Duration        4.0 years        4.6 years
Average Effective Maturity        5.7 years        6.9 years
Number of Bond Issues                109              132

*Measured according to Securities and Exchange Commission guidelines;
 thirty-day SEC yield as of July 31, 1997, for B and C Class shares was 8.16%. Institutional Class SEC yield was 9.16%.

AAA                                          12.8%
B                                            74.5%
BB                                            8.2%
CCC                                           1.3%
Unrated                                       0.9%

The quality chart does not add up to 100% because a small portion of the Fund's holdings such as preferred stock, stock warrants and other assets are not debt securities.

THE FUND EMPHASIZES INCOME AS THE DOMINANT COMPONENT OF RETURN, AND STRESSES CAPITAL PRESERVATION OVER APPRECIATION.

years in July 1996 to 4.6 years as of July 31, 1997. Still, Delchester's duration remains shorter than the average duration of our peers, as we do not believe it prudent to take on undue interest rate risk. We believe our positioning should help the Fund benefit if interest rates remain stable or rise in the months ahead.
        During the past year, as high-yield bond prices rose, yields declined. In fact, as of July 31, the difference in yield between higher risk corporate bonds and U.S. Treasuries was near the lowest on record. We expect this trend to continue because of the overall soundness of the U.S. economy and the lack of any apparent factors that would increase defaults by high-yield bond issuers.

INVESTMENT STRATEGY
For 27 years, Delchester Fund's goal has remained constant - to provide above-average income while maintaining a conservative approach to credit risk management.
        The Fund emphasizes income as the dominant component of return, and stresses capital preservation over appreciation. We strive to achieve this by investing primarily in bonds rated B and BB, the two highest quality tiers in the high-yield, non-investment grade market. During times of economic expansion such as the U.S. has enjoyed in the past year, the Fund will emphasize bonds rated B. We focus on lower yielding, better quality bonds rated BB during slower economic growth.

                                 1997 annual report

        In selecting bonds for your Fund's portfolio, your Fund's management:

* Buys bonds of companies that issue at least $100 million worth of bonds at a given time because this often indicates a bond issue has a reasonably high level of liquidity;
* Examines a company's financial statements and meets with senior management at its plants and headquarters; and,
*    Focuses exclusively on bonds issued by U.S.-based corporations.

        Our current portfolio positioning hinges on our belief that the nation's output of goods and services (gross domestic product) will grow at a non-inflationary pace for the balance of calendar 1997. As of July 31, approximately 74.5% of the bonds in the Fund's portfolio were rated B. This wa s much higher than the average of 168 high-yield bond funds tracked by Morningstar.
        Delchester's concentration on bonds rated B and a relatively high average coupon (interest rate at the time a bond is issued) helped the Fund provide a superior level of income in fiscal 1997. As of July 31, the average coupon of bonds in the portfolio was 9.43%, a full percentage point higher than its peers.

HISTORICALLY, BONDS RATED B HAVE TENDED TO OUTPERFORM BONDS RATED BB DURING PERIODS OF ECONOMIC GROWTH.

strategy

        The Fund's holdings were diversified across 24 industries as of year's end, with no one sector accounting for more than 12% of net assets. To provide a further element of diversification as your Fund grew to nearly $1.4 billion in net assets, we increased the number of bonds in the portfolio from 109 to 132 as of July 31, 1997. As we have in the past, we generally avoided bonds of companies in sectors such as emerging technologies and airlines where business prospects were unclear. This as well as our income focus helped your Fund outpace the average of peers in fiscal 1997.
        This past year we increased your Fund's income potential by investing in Rule 144A bonds. These bonds represented 24.1% of the Fund's net assets as of July 31, 1997, and are named for a Securities and Exchange


YOUR FUND'S DIVERSE PORTFOLIO
--------------------------------------------------------------------------------
July 31, 1997

Consumer Products                                     3.6%
Telecom & Electronics                                10.5%
Cable & Media                                         8.9%
Leisure & Lodging                                     9.0%
Food & Retail                                         9.9%
Cash                                                 11.6%
Miscellaneous                                         8.4%
Paper & Containers                                    6.4%
Energy & Chemicals                                   10.1%
Healthcare                                            2.8%
Credit Sensitive                                      2.2%
Autos & Transport                                     9.4%
Metals                                                4.0%
Machinery                                             3.2%


                               1997 annual report
5

Commission rule that allows a security to be traded among sophisticated investors prior to registration.
        Rule 144A bonds offered an average of 100 basis points more yield and credit risk and liquidity attributes similar to bonds that were not issued under the rule. As with all securities selected for the Fund, we carefully examine the operating performance of companies issuing 144A bonds before making a purchase.
        During the year, many companies were willing to temporarily pay higher interest rates rather than risk losing a financing opportunity because of the time and expense involved in registering securities. Prices of Rule 144A bonds generally rise - and yields decline - once companies complete required regulatory filings. Rule 144A bonds accounted for more than half of all new high-yield bonds issued during fiscal 1997, according to The Bond Buyer.

HIGH-YIELD BONDS CAN CUSHION VOLATILITY
An important catalyst for high-yield bond demand in fiscal 1997 was the increasing volatility of both the stock and investment grade bond markets. In our view, investors are increasingly embracing the notion that high-yield bonds can be a defensive investment under certain market conditions.
        During short-term market setbacks in July 1996 and March 1997, high-yield bonds retained more of their value than the Standard & Poor's 500 Index. Of course, the past doesn't guarantee the future, but we believe it is worth noting that since 1980 the high-yield bond market has generally provided a positive return when the S&P 500 Index has posted a negative return, as shown below.
        Thus, we believe high-yield bonds have the potential to both diversify and balance an investment portfolio that's focused heavily on equities. We believe diversity

HIGH-YIELD BOND PERFORMANCE
AMID MONTHLY STOCK MARKET CORRECTIONS SINCE 1980
--------------------------------------------------------------------------------
                            S&P 500 Return         Return From High-Yield Bonds*
--------------------------------------------------------------------------------
October 1987                   -21.5%                       -3.8%
March 1980                      -9.9%                       -2.1%
August 1990                     -9.0%                       -4.8%
September 1986                  -8.2%                       +0.8%
November 1987                   -8.2%                       +3.8%
January 1990                    -6.7%                       -3.5%
July 1996                       -5.7%                       -1.9%
March 1997                      -4.1%                       -0.8%

Sources: Chase Securities and Bloomberg Business News. This illustration is not intended to represent the performance of Delchester Fund or suggest that high-yield bonds have outperformed stocks over long periods of time. Past performance does not guarantee future results.

*As measured by the Salomon Brothers High-Yield Bond Index.



                               1997 annual report
that a possible increase in stock market volatility in the months ahead bodes well for high-yield bonds. It may inspire continuing investor demand and reinforce the relative attractiveness of the high-yield market.

outlook

OUTLOOK
In an environment of moderate economic growth with inflation seemingly in check, the overall credit quality of the high-yield market has reached new heights despite a plethora of new issues. Based on corporate plans for the balance of the year, calendar 1997 is likely to be another record year for new bond supply, surpassing the $73.6 billion level set in 1996.
        Two factors suggest the market's supply-demand dynamics are likely to remain healthy in the coming months:

* Investors' purchasing behavior has remained rational, perhaps more so than in some parts of the equity market. During the second calendar quarter of 1997, some companies were forced to scrub plans to issue some very low-quality bonds after their plans met with unfavorable investor response;
* Many of the new bonds coming to market are simply refinancings of existing high-yield debt. Investors who had these companies' old bonds often provide much of the demand for new issues.

        Amid one of the longest economic growth cycles of the 20th Century, we have structured the Fund's portfolio with an emphasis on high-quality bonds rated B, complemented by a modest component of bonds rated BB and unrated securities. As always, we will continue to select only those domestic companies with proven track records, management depth and capital structures that we believe can weather adverse economic conditions.

PAUL A. MATLACK                                      GERALD T. NICHOLS
Vice President                                       Vice President
Senior Portfolio Manager                             Senior Portfolio Manager
August 20, 1997

(PHOTO OF KEYBOARD)

GLOSSARY
---------------------
Basis Points
A measure of the yield difference between bonds. A basis point is one hundredth of a percent (1/100 of 1%).

Investment Grade Bonds
Bonds with credit ratings of BBB and higher. Prices of these bonds tend to be more sensitive to monetary policy changes as quality increases.

High-Yield Bonds
Higher risk bonds with credit ratings lower than BBB. The risk of default increases substantially for bonds rated CCC and lower. Also known as junk bonds.

Duration
The most common measure of a bond's sensitivity to interest rates. It indicates the approximate changes in a bond's price given a 1% movement in interest rates.

                             1997 annual report
7

Two Features of Delchester Fund

HIGH INCOME AND LESS POTENTIAL VOLATILITY


PROVIDING HIGH INCOME SINCE THE HIGH-YIELD MARKET'S INFANCY
Dividends from a $100,000 Investment 1982- 1997
--------------------------------------------------------------------------------
Total Dividends: $500,642

July '83        $14,013
July '84        $15,645
July '85        $23,140
July '86        $23,829
July '87        $25,503
July '88        $28,036
July '89        $30,391
July '90        $33,228
July '91        $35,027
July '92        $38,639
July '93        $42,638
July '94        $46,091
July '95        $46,186
July '96        $47,903
July '97        $50,376


Delchester Fund pioneered high-yield mutual fund investing in the early 1980s. With continual reinvestment, a $100,000 investment 15 years ago in A Class shares would have provided more than $50,000 in dividends during the 12 months ended July 31, 1997.

Chart assumes $100,000 invested on July 31, 1982, a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other Delchester classes will vary due to differing charges and expenses. Past performance is not a guarantee of future results.




SUPERIOR RESULTS WITH LESS SHORT-TERM
VOLATILITY THAN TREASURIES
--------------------------------------------------------------------------------

                                             Salomon Brothers     10-Year
                       Delchester Fund A     High-Yield Bond    US Treasury
July '96                       0%                    0%               0%
Aug. '96                    0.33%                 0.84%           -0.47%
Sept. '96                   3.3 %                 3.01%            1.77%
Oct. '96                    3.49%                 4.15%            4.69%
Nov. '96                    3.98%                 6.08%             7.6%
Dec. '96                    6.66%                 6.88%            5.36%
Jan '97                     8.03%                  7.7%            5.31%
Feb. '97                    9.98%                 9.41%            5.13%
Mar. '97                    8.43%                 8.53%            3.07%
Apr. '97                    9.09%                 9.44%            5.09%
May '97                    11.84%                11.53%            6.15%
June '97                   13.74%                13.31%            7.94%
July '97                  +17.53%               +15.80%          +12.43%

Past performance does not guarantee future results. Performance is at net asset value without effect of front-end sales charges and assumes reinvestment of all distributions. Performance for other Delchester classes will vary due to differing charges and expenses. Interest and principal repayment at maturity for U.S. Treasury securities are guaranteed by the U.S. government, unlike mutual fund dividends and share value. The unmanaged Salomon Brothers Index shown above is an amalgam of high-yield bonds that pay cash interest and are of varying levels of quality.

                           1997 annual report

Fund Performance


DELCHESTER FUND'S
LONG-TERM PERFORMANCE
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
August 1, 1987 to July 31, 1997

                                    Salomon Brothers       U.S. Consumer
            Delchester Fund A    High-Yield Bond Index   Price Index (Inflation)

July '87         $ 9,520                 $10,000              $10,000
July '88         $10,508                 $10,979              $10,413
July '89         $11,431                 $12,141              $10,932
July '90         $10,998                 $11,996              $11,459
July '91         $12,591                 $14,020              $11,969
July '92         $15,605                 $17,303              $12,347
July '93         $17,862                 $20,045              $12,689
July '94         $18,147                 $20,717              $13,041
July '95         $19,682                 $23,648              $13,401
July '96         $21,276                 $25,774              $13,793
July '97         $25,006                 $30,064              $14,104


Chart assumes $10,000 invested on August 1, 1987, a 4.75% maximum front-end sales charge and reinvestment of all distributions. Performance for other Delchester classes will vary due to differing charges and expenses.

DELCHESTER FUND PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1997

--------------------------------------------------------------------------------------------------------------
                                               Lifetime         Ten Years        Five Years          One Year
--------------------------------------------------------------------------------------------------------------
Class A (Est. 8/20/70)
    Excluding Sales Charge                      +9.88%            +10.14%           +9.89%            +17.53%
    Including Sales Charge                      +9.68%             +9.60%           +8.84%            +11.88%
--------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge                      +9.06%                                                +16.66%
    Including Sales Charge                      +8.32%                                                +12.66%
--------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge                     +13.03%                                                +16.66%
    Including Sales Charge                     +13.03%                                                +15.66%

Delchester Fund invests primarily in high-yield securities, which involves greater risks than investing in higher quality, fixed-income securities. Return and share value will fluctuate with rising and falling interest rates so that shares, when redeemed may be worth more or less than the original cost. All results include reinvestment of distributions and sales charges as shown below. Lifetime performance for B and C shares "excluding sales charge" assumes the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the 10-year, five-year and one-year periods ended July 31, 1997, for Delchester Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +10.39%, +10.14% and +17.82%. The Institutional Class was initially made available June 1, 1992; performance prior to that date was adjusted to eliminate the effect of the sales charge.

                            1997 annual report

Financial Statements
DELAWARE GROUP INCOME FUNDS, INC. - DELCHESTER FUND
STATEMENT OF NET ASSETS/JULY 31, 1997

----------------------------------------------------------------------------------------------
                                                            Principal             Market
                                                             Amount               Value
----------------------------------------------------------------------------------------------
 CORPORATE BONDS - 85.91%
 AEROSPACE AND DEFENSE - 0.79%
 Federal Data sr sub nts 10.13% 08/01/05 ......           $  6,600,000           $  6,682,500
 Roller Bearing sr sub nts 9.63% 06/15/07 .....              4,000,000              4,120,000
                                                                                 ------------
                                                                                   10,802,500
                                                                                 ------------
 AUTOMOBILE & AUTO EQUIPMENT - 5.64%
 CSK Auto sr sub nts 11.00% 11/01/06 ..........             14,400,000             15,372,000
 Cambridge Industries sr sub nts
  10.25% 07/15/07  ............................              6,000,000              6,270,000
 Collins & Aikman sr sub nts 10.00% 01/15/97 ..             16,420,000             16,666,300
 Delco Remy International sr sub nts
  10.63% 08/01/06  ............................             10,750,000             11,610,000
 Motors and Gears sr sub nts 10.75% 11/15/06 ..             14,500,000             15,261,250
*Penda sr nts 10.75% 03/01/04 .................             11,400,000             11,856,000
                                                                                 ------------
                                                                                   77,035,550
                                                                                 ------------
 BANKING, FINANCE & INSURANCE - 2.15%
 Acadia Partners sr sub nts 13.00% 10/01/97 ...             13,500,000             13,685,625
*Cityscape Financial sr nts 12.75% 06/01/04 ...              8,475,000              8,136,000
*Delta Financial sr nts 9.50% 08/01/04 ........              7,500,000              7,546,875
                                                                                 ------------
                                                                                   29,368,500
                                                                                 ------------
 BUILDING & MATERIALS - 2.28%
 American Builders & Contractors sr sub nts
  10.63% 05/15/07  ............................              4,750,000              4,969,681
 Atrium sr sub nts 10.50% 11/15/06 ............              9,125,000              9,444,375
 Nortek sr nts 9.25% 03/15/07..................              1,185,000              1,198,331
 Reliant Building sr sub nts 10.88% 05/01/04 ..              4,500,000              4,702,500
 Williams Scotsman sr nts 9.88% 06/01/07 ......             10,750,000             10,911,250
                                                                                 ------------
                                                                                   31,226,137
                                                                                 ------------
 CABLE, MEDIA & PUBLISHING - 8.90%
  Adelphia Communications sr debs
 11.88% 09/15/04  .............................              9,380,000             10,153,850
 Adelphia Communications sr nts
  9.50% 02/15/04  .............................              8,917,262              8,939,555
*Cablevision Systems sr sub nts
  9.88% 05/15/06  .............................              2,225,000              2,403,000
 Hollinger International Publishing sr sub nts
  9.25% 03/15/07  .............................              1,685,000              1,756,613
 Hollinger International Publishing sr nts
  8.63% 03/15/05  .............................              8,825,000              9,155,938
 Intermed Capital Partners sr nts
  11.25% 08/01/06  ............................             14,500,000             15,841,250
*Jones Intercable sr nts 8.88% 04/01/07 .......              9,400,000              9,834,750
 Katz Media sr sub nts 10.50% 01/15/07 ........              7,025,000              7,604,563
 Lamar Advertising sr sub nts 9.63% 12/01/06...              9,500,000             10,188,750
*Marcus Cable sr disc nts 11.12% 12/15/05 .....             19,200,000             15,840,000
 STC Broadcasting sr sub nts 11.00% 03/15/07...             10,900,000             11,772,000
 Sullivan Graphics sr sub nts 12.75% 08/01/05..             10,800,000             11,259,000
 Universal Outdoor sr sub nts 9.75% 10/15/06...              6,400,000              6,880,000
                                                                                 ------------
                                                                                  121,629,269
                                                                                 ------------


----------------------------------------------------------------------------------------------
                                                            Principal             Market
                                                             Amount               Value
----------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
 CHEMICALS - 6.34%
 Astor sr sub nts 10.50% 10/15/06 ..............           $ 6,350,000           $ 6,770,688
 BPC Holding sr nts 12.50% 06/15/06 ............             3,750,000             4,115,625
 Harris Chemical sr sub nts 10.75% 10/15/03 ....            11,500,000            11,888,125
*Huntsman sr sub nts 9.50% 07/01/07 ............            11,000,000            11,385,000
 Pioneer Americas Acquisition sr nts
  9.25% 06/15/07  ..............................             3,900,000             3,929,250
 Precise Technology sr sub nts
  11.13% 06/15/07  .............................             3,975,000             4,084,313
 Statia Sovereign Specialty Chemical sr sub nts
  9.50% 08/01/07  ..............................             3,150,000             3,150,000
*Sterling Chemical Holdings sr disc nts
  11.72%/13.50% 08/15/08  ......................            24,175,000            16,529,656
*Texas Petrochemical sr sub nts
  11.13% 07/01/06  .............................             9,750,000            10,505,625
 UCC Investors Holding sub nts
  11.33%/12.00% 05/01/05  ......................            15,000,000            14,250,000
                                                                                 -----------
                                                                                  86,608,282
                                                                                 -----------
 COMPUTER & TECHNOLOGY - 0.27%
 Decisionone sr sub nts 9.75% 08/01/07 .........             3,000,000             3,000,000
 Decisionone Holdings units 11.50% 08/01/08 ....             1,150,000               658,720
                                                                                 -----------
                                                                                   3,658,720
                                                                                 -----------
  CONSUMER PRODUCTS - 3.56%
  Calmar sr sub nts 11.50% 08/15/05 ............            14,500,000            15,116,250
  Drypers sr nts 10.25% 06/15/07 ...............             7,750,000             7,788,750
  French Fragrance sr nts 10.38% 05/15/07 ......             9,000,000             9,393,750
  Shop Vac sr sub nts 10.63% 09/01/03 ..........             9,500,000            10,248,125
  Standard Commercial sr nts 8.88% 08/01/05 ....             6,000,000             6,090,000
                                                                                 -----------
                                                                                  48,636,875
                                                                                 -----------
  ELECTRONICS & ELECTRICAL EQUIPMENT - 2.49%
  Amphenol unsec sr sub nts
   9.88% 05/15/07  .............................             6,300,000             6,693,750
  Electronic Retailing Systems sr disc nts
   15.60%/13.25% 02/01/04  .....................            13,200,000             8,448,000
  IMO Industries sr sub nts 11.75% 05/01/06 ....            16,965,000            18,915,975
                                                                                 -----------
                                                                                  34,057,725
                                                                                 -----------
 ENERGY - 3.78%
 Clark USA Notes sr nts 10.88% 12/01/05 ........            10,470,000            11,359,950
 Statia Terminals mtg nts 11.75% 11/15/03 ......             6,250,000             6,765,625
*TransAmerican Energy sr nts 11.50% 06/15/02 ...             9,900,000             9,924,750
*TransAmerican Energy sr disc nts
  13.15%/13.00% 06/15/02  ......................            11,750,000             9,223,750
*United Refining sr unsec nts 10.75% 06/15/07 ..            14,250,000            14,463,750
                                                                                 -----------
                                                                                  51,737,825
                                                                                 -----------

                            1997 annual report

----------------------------------------------------------------------------------------------
                                                            Principal             Market
                                                             Amount               Value
----------------------------------------------------------------------------------------------

 CORPORATE BONDS (CONTINUED)
 ENVIRONMENTAL SERVICES - 0.15%
 Hydrochem Industrial sr sub nts
  10.38% 08/01/07  ........................           $  2,000,000           $  2,035,000
                                                                             ------------
                                                                                2,035,000
                                                                             ------------
 Food, Beverage and Tobacco - 7.79%
 Ameriking sr nts 10.75% 12/01/06 .........              9,300,000              9,881,250
*Ameriserv Food sr sub nts 10.13% 07/15/07              14,250,000             14,820,000
 CFP Holdings sr nts 11.63% 01/15/04 ......             10,600,000             10,997,500
 Core-Mark sr sub nts 11.38% 09/15/03 .....              7,975,000              8,413,625
*DiGiorgio sr nts 10.00% 06/15/07 .........             10,275,000             10,197,938
 Delta Beverage Group sr nts 9.75% 12/15/03              7,700,000              8,113,875
*Fleming sr sub nts 10.50% 12/01/04 .......             13,700,000             14,145,250
*International Home Foods sr sub nts
  10.38% 11/01/06  ........................             15,350,000             16,271,000
 MBW Foods sr sub nts 9.88% 02/15/07 ......              4,350,000              4,491,375
 Windy Hill Pet Food sr sub nts
  9.75% 05/15/07  .........................              8,900,000              9,222,625
                                                                             ------------
                                                                              106,554,438
                                                                             ------------
 HEALTHCARE & PHARMACEUTICALS - 2.78%
 Dynacare sr nts 10.75% 01/15/06 ..........              9,750,000             10,335,000
 Fresensius Medical Care co gtd nts
  9.00% 12/01/06  .........................              7,500,000              7,762,500
 Imed sr sub nts 9.75% 12/01/06 ...........              6,500,000              6,760,000
 Integrated Health Services sr sub nts
  9.50% 09/15/07  .........................              9,200,000              9,752,000
 Owens & Minor sr sub nts
  10.88% 06/01/06  ........................              3,060,000              3,411,900
                                                                             ------------
                                                                               38,021,400
                                                                             ------------
 INDUSTRIAL MACHINERY - 3.23%
 Hawk sr nts 10.25% 12/01/03 ..............             10,500,000             10,998,750
 Interlake sr nts 12.13% 03/01/02 .........              3,400,000              3,557,250
 International Wire Group sr sub nts
  11.75% 06/01/05  ........................              7,125,000              7,819,688
*KSL Recreation sr sub nts
  10.25% 05/01/07  ........................              3,400,000              3,612,500
 Safety Component International sr sub nts
  10.13% 07/15/07  ........................              8,400,000              8,505,000
 Spinnaker Industries sr nts
  10.75% 10/15/06  ........................              9,500,000              9,654,375
                                                                             ------------
                                                                               44,147,563
                                                                             ------------
 LEISURE, LODGING & ENTERTAINMENT - 9.02%
 American Skiing sr sub nts 12.00% 07/15/06              4,700,000              5,040,750
 Booth Creek Ski Holdings sr nts
  12.50% 03/15/07  ........................             11,400,000             11,713,500
 Casino America sr nts 12.50% 08/01/03 ....              9,900,000             10,518,750
 Cinemark USA sr sub nts 9.63% 08/01/08 ...             11,000,000             11,357,500
*Coleman Escrow 1st priority disc nts
  11.91% 05/15/01  ........................             34,000,000             21,930,000
 Coleman Escrow 2nd priority disc nts
  14.51% 05/15/01  ........................              5,925,000              3,480,938


----------------------------------------------------------------------------------------------
                                                            Principal             Market
                                                             Amount               Value
----------------------------------------------------------------------------------------------

 CORPORATE BONDS (CONTINUED)
 LEISURE, LODGING & ENTERTAINMENT (CONTINUED)
 Eldorado Resorts LLC sr sub nts
  10.50% 08/15/06  ..........................           $  9,050,000           $  9,875,813
*Hollywood Casino sr nts 12.75% 11/01/03 ....             12,450,000             13,414,875
 Host Mar Travel Plaza sr nts 9.50% 05/15/05               4,200,000              4,431,000
 Riddell Sports sr nts 10.50% 07/15/07 ......                875,000                913,281
*Station Casinos sr sub nts 9.75% 04/15/07 ..             14,425,000             14,280,750
 Sun International Hotels sr sub nts
  9.00% 03/15/07  ...........................              6,500,000              6,760,000
 Trump-Atlantic City 1st mtg nts
  11.25% 05/01/06  ..........................              9,450,000              9,544,500
                                                                               ------------
                                                                                123,261,657
                                                                               ------------
 METALS & MINING - 4.01%
 Bayou Steel 1st mtg nts 10.25% 03/01/01 ....              5,000,000              5,125,000
 Commonwealth Aluminum sr sub nts
  10.75% 10/01/06  ..........................             11,725,000             12,516,438
 G.S.Technologies sr nts 12.00% 09/01/04 ....              2,975,000              3,242,750
 G.S.Technologies sr nts 12.25% 10/01/05 ....              1,475,000              1,633,563
 Renco Metals sr nts 11.50% 07/01/03 ........             14,900,000             16,092,000
 Weirton Steel sr nts 11.38% 07/01/04 .......              5,600,000              6,090,000
 Westmin Resources sr nts 11.00% 03/15/07 ...              9,650,000             10,180,750
                                                                               ------------
                                                                                 54,880,501
                                                                               ------------
 PACKAGING & CONTAINERS - 2.50%
*Gaylord Container sr nts 9.75% 06/15/07 ....              9,500,000              9,820,625
 Plastic Containers sr nts 10.00% 12/15/06 ..              3,400,000              3,604,000
*Stone Container sr nts 11.88% 08/01/16 .....             11,800,000             12,847,250
 Stone Container sr sub units 12.25% 04/01/02              7,500,000              7,856,250
                                                                               ------------
                                                                                 34,128,125
                                                                               ------------
 PAPER & FOREST PRODUCTS - 3.88%
*Four M sr nts 12.00% 06/01/06 ..............             14,225,000             15,291,875
 MAXXAM Group sr sec nts 11.25% 08/01/03 ....             12,250,000             12,985,000
 MAXXAM Group sr sec nts 12.00% 08/01/03 ....              9,400,000              9,987,500
*Pacific Lumber sr nts 10.50% 03/01/03 ......              3,750,000              3,914,063
 Repap,Wisconsin sr nts 9.88% 05/01/06 ......             10,000,000             10,862,500
                                                                               ------------
                                                                                 53,040,938
                                                                               ------------
 RETAIL - 2.10%
*Central Tractor sr nts 10.63% 04/01/07 .....              7,350,000              7,717,500
 Leslie's Poolmart sr nts 10.38% 07/15/04 ...              3,000,000              3,135,000
 Petro Stopping Centers sr nts
  10.50% 02/01/07  ..........................             10,400,000             10,764,000
*Shoppers Food Warehouse sr nts
  9.75% 06/15/04  ...........................              6,900,000              7,158,750
                                                                               ------------
                                                                                 28,775,250
                                                                               ------------
 TELECOMMUNICATIONS - 8.02%
 Arch Communications Group sr disc nts
  12.22%/10.88% 03/15/08  ...................             19,000,000             11,590,000
*Century Communications sr nts
  9.75% 02/15.02  ...........................              4,750,000              5,035,000
*Comcast Cellular sr nts 9.50% 05/01/07 .....             19,000,000             19,950,000
 EchoStar Communications sr sec nts
  12.50% 07/01/02  ..........................              9,500,000              9,690,000


                            1997 annual report
11

----------------------------------------------------------------------------------------------
                                                            Principal             Market
                                                             Amount               Value
----------------------------------------------------------------------------------------------

 CORPORATE BONDS (CONTINUED)
 TELECOMMUNICATIONS (CONTINUED)
 Galaxy Telecommunication L.P. sr sub nts
  12.38% 10/01/05  ............................           $    7,500,000        $    8,100,000
 McCaw International units 12.95% 04/15/07 ....               11,200,000             6,216,000
*Metrocall unsec sr sub nts 10.38% 10/01/07 ...               12,900,000            12,384,000
*Paging Network sr sub nts 10.13% 08/01/07 ....                9,400,000             9,682,000
 TELEX Communications sr sub nts
  10.50% 05/01/07  ............................               10,500,000            11,143,125
 Teleport Communications sr nts
  9.88% 07/01/06  .............................                4,750,000             5,236,875
 Teleport Communications sr disc nts
  12.00%/11.13% 07/01/07  .....................               13,900,000            10,633,500
                                                                                --------------
                                                                                   109,660,500
                                                                                --------------
 TEXTILES & FURNITURE - 0.75%
 Anvil Knitwear sr nts 10.88% 03/15/07 ........               10,000,000            10,250,000
                                                                                --------------
                                                                                    10,250,000
                                                                                --------------
 TRANSPORTATION & SHIPPING - 3.78%
 Blue Bird Body sr nts 10.75% 11/15/06 ........                3,000,000             3,195,000
 Chemical Leaman sr nts 10.38% 06/15/05 .......                6,000,000             6,225,000
 Equimar Shipholdings 1st priority ship mtg nts
  9.88% 07/01/07  .............................                9,800,000             9,653,000
 Navigator Gas Transport nts 10.50% 06/30/07 ..                9,400,000             9,400,000
 Navigator Gas Transport units
  12.00% 06/30/07  ............................                7,600,000             7,600,000
 Ryder Transportation sr sub nts
  10.00% 12/01/06  ............................               15,000,000            15,562,500
                                                                                --------------
                                                                                    51,635,500
                                                                                --------------
 UTILITIES - 0.75%
*Calpine sr nts 8.75% 07/15/07 ................               10,000,000            10,225,000
                                                                                --------------
                                                                                    10,225,000
                                                                                --------------
 MISCELLANEOUS - 0.95%
 Coinmach sr nts 11.75% 11/15/05 ..............                4,350,000             4,839,375
 Dyncorp sr sub nts 9.50% 03/01/07 ............                4,000,000             4,085,000
 Therma-Wave Notes sr nts 10.63% 05/15/04 .....                3,800,000             4,075,500
                                                                                --------------
                                                                                    12,999,875
                                                                                --------------
 Total Corporate Bonds
  (cost $1,126,108,555)  ......................                                  1,174,377,130
                                                                                --------------

 U.S. TREASURY OBLIGATIONS - 10.09%
 U.S. Treasury Notes 9.00% 05/15/98 ...........              134,450,000           137,983,333
                                                                                --------------
 Total U.S. Treasury Obligations
  (cost $138,004,531)  ........................                                    137,983,333
                                                                                --------------

                                                                Number of
                                                                  Shares

 PREFERRED STOCK - 1.60%
 Cablevision Systems PIK-Preferred ............                    3,207              336,735
 Pegasus Communications Unit ..................                   91,500            9,470,250
 Silgan Holdings PIK-Preferred ................                    6,054            6,856,285


----------------------------------------------------------------------------------------------
                                                            Number of             Market
                                                              Shares              Value
----------------------------------------------------------------------------------------------


  PREFERRED STOCK (CONTINUED)
**Supermarket General ......................              200,000           $4,050,000
  Terex-Appreciation Rights ................               55,200            1,104,000
                                                                            ----------
  Total Preferred Stock (cost $20,610,421) .                                21,817,270
                                                                            ----------

  CONVERTIBLE PREFERRED STOCK - 0.71%
  Pantry Pride $14.875 cv pfd ..............               97,500            9,750,000
                                                                            ----------
  Total Convertible Preferred Stock
   (cost $10,237,500)  .....................                                 9,750,000
                                                                            ----------

   STOCK WARRANTS - 0.19%
 **Electronic Retailing Systems warrants ...               13,200              528,000
 **NS Group warrants .......................               12,575            2,074,875
                                                                            ----------
   Total Stock Warrants (cost $1,168,579) ..                                 2,602,875
                                                                            ----------

   TOTAL MARKET VALUE OF SECURITIES - 98.50%
    (cost $1,296,129,586)  .................................             1,346,530,608
   RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 1.50%  ............................                20,454,962
                                                                       ---------------
   NET ASSETS APPLICABLE TO 156,754,713 DELCHESTER
    FUND A CLASS, 41,610,262 DELCHESTER FUND B CLASS,
    2,904,954 DELCHESTER FUND C CLASS, AND 6,704,112
    DELCHESTER FUND INSTITUTIONAL CLASS SHARES
    ($1 PAR VALUE) OUTSTANDING; EQUIVALENT TO $6.57
    PER SHARE - 100%  ......................................           $ 1,366,985,570
                                                                       ===============
   COMPONENTS OF NET ASSETS AT JULY 31, 1997:
   Capital Stock, $1 par value, 500,000,000 shares authorized to the Fund with 350,000,000 shares allocated to Delchester
    Fund A Class, 50,000,000 shares allocated to Delchester
    Fund B Class, 50,000,000 shares allocated to Delchester
    Fund C Class and 50,000,000 shares allocated to Delchester
    Fund Institutional Class ...............................           $ 1,507,600,440
   Undistributed net investment income .....................                   441,112
   Accumulated net realized loss on investments ............              (191,457,004)
   Net unrealized appreciation of investments ..............                50,401,022
                                                                       ---------------
   Total net assets ........................................           $ 1,366,985,570
                                                                       ===============

   *  Security out on loan
   ** Non-income producing security for the year ended July 31, 1997.

----------
Summary of Abbreviations:
     cv - convertible              nts - notes
   debs - debentures               pfd - preferred
    def - deferred                 pik - pay-in-kind
   disc - discount                 sec - secured
     fm - floating rate notes       sr - senior
     jr - junior                   sub - subordinated
    mtg - mortgage               unsec - unsecured

                             See accompanying notes

                            1997 annual report

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ..................................           $132,542,204
Dividends .................................              2,282,372           $134,824,576
                                                      ------------

EXPENSES:
Management fees ($7,362,089)
 and directors' fees ($26,830) ............              7,388,919
Distribution expenses .....................              4,910,726
Dividend disbursing and transfer agent fees
 and expenses .............................              1,716,779
Accounting fees and salaries ..............                537,063
Reports and statements to shareholders ....                175,103
Registration fees .........................                 84,890
Taxes (other than taxes on income) ........                 48,188
Professional fees .........................                 35,896
Custodian fees ............................                    900
Other .....................................                142,667             15,041,131
                                                      ------------           ------------
NET INVESTMENT INCOME .....................                                   119,783,445
                                                                             ------------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain from security transactions ....................             47,638,271
Net change in unrealized appreciation of
 investments during the period ..................................             39,751,252
                                                                            ------------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS .................................................             87,389,523
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ................................................           $207,172,968
                                                                            ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELCHESTER FUND A CLASS - July 31, 1997:
Net asset value A Class (A)  ....................................           $       6.57
Sales Charge (4.75% of offering price or 5.02%, of the amount
 invested per share) (B)  .......................................                    .33
                                                                            ------------
Offering price ..................................................           $       6.90
                                                                            ============


----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Year Ended                Year Ended
                                                                  7/31/97                  7/31/96
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ............................           $   119,783,445            $   120,921,861
Net realized gain on investments .................                47,638,271                  1,187,422
Net change in unrealized appreciation
 (depreciation)  .................................                39,751,252                (28,027,547)
                                                             ---------------            ---------------
Net increase in net assets
 resulting from operations .......................               207,172,968                 94,081,736
                                                             ---------------            ---------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Delchester Fund A Class .........................               (94,104,779)              (100,800,197)
 Delchester Fund B Class .........................               (19,288,798)               (13,336,513)
 Delchester Fund C Class .........................                  (967,413)                  (145,007)
 Delchester Fund Institutional Class .............                (5,288,670)                (6,332,817)
                                                             ---------------            ---------------
                                                                (119,649,660)              (120,614,534)
                                                             ---------------            ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Delchester Fund A Class .........................               189,097,203                182,180,243
 Delchester Fund B Class .........................               114,988,203                 88,879,473
 Delchester Fund C Class .........................                15,224,523                  5,408,360
 Delchester Fund Institutional Class .............                26,230,680                 33,198,797
Net asset value of shares issued upon reinvestment
 of dividends from net investment income:
 Delchester Fund A Class .........................                45,057,620                 49,169,956
 Delchester Fund B Class .........................                 7,617,766                  5,253,012
 Delchester Fund C Class .........................                   613,365                    106,355
 Delchester Fund Institutional Class .............                 4,464,404                  5,385,495
                                                             ---------------            ---------------
                                                                 403,293,764                369,581,691
                                                             ---------------            ---------------

Cost of shares repurchased:
 Delchester Fund A Class .........................              (245,410,292)              (256,308,765)
 Delchester Fund B Class .........................               (40,864,850)               (26,555,455)
 Delchester Fund C Class .........................                (2,539,287)                  (514,240)
 Delchester Fund Institutional Class .............               (49,688,282)               (39,364,486)
                                                             ---------------            ---------------

                                                                (338,502,711)              (322,742,946)
                                                             ---------------            ---------------
Increase in net assets derived from capital
 share transactions ..............................                64,791,053                 46,838,745
                                                             ---------------            ---------------
NET INCREASE IN NET ASSETS .......................               152,314,361                 20,305,947

NET ASSETS:
Beginning of year ................................             1,214,671,209              1,194,365,262
                                                             ---------------            ---------------
End of year ......................................           $ 1,366,985,570            $ 1,214,671,209
                                                             ===============            ===============

                             See accompanying notes

                               1997 annual report

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:




                                                                                     Delchester Fund A Class
                                                               ----------------------------------------------------------------
                                                                                          Year Ended
                                                                  7/31/97     7/31/96       7/31/95      7/31/94       7/31/93
Net asset value, beginning of period ......................     $    6.140   $  6.280    $    6.450     $  7.070      $  6.900

Income from investment operations:
    Net investment income .................................          0.598      0.628         0.668        0.744         0.774
    Net realized and unrealized gain (loss)
     from investments .....................................          0.430     (0.141)       (0.167)      (0.618)        0.165
                                                                     -----     ------        ------       ------         -----
    Total from investment operations ......................          1.028      0.487         0.501        0.126         0.939
                                                                     -----      -----         -----        -----         -----


Less dividends and distributions:
    Dividends from net investment income ..................         (0.598)    (0.627)       (0.671)      (0.746)       (0.769)
                                                                    ------     ------        ------       ------        ------
    Total dividends and distributions .....................         (0.598)    (0.627)       (0.671)      (0.746)       (0.769)
                                                                    ------     ------        ------       ------        ------
Net asset value, end of period ............................     $    6.570   $  6.140    $    6.280     $  6.450      $  7.070
                                                                ==========   ========    ==========     ========      ========



Total Return(1)  ..........................................          17.53%      8.10%         8.46%        1.60%        14.46%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)  ..............     $1,030,328   $973,939    $1,020,763     $983,569      $955,113
    Ratio of expenses to average net assets ...............           1.04%      1.02%         1.09%        1.05%         1.04%
    Ratio of net investment income to average net assets ..           9.48%     10.11%        10.77%       10.48%        11.17%
    Portfolio turnover ....................................            154%       108%           92%          92%           72%





                                                                       Delchester Fund B Class               Delchester Fund C Class
                                                           -----------------------------------------------   -----------------------
                                                                          Year                   5/2/94(2)      Year     11/29/95(2)
                                                                         Ended                      To         Ended           To
                                                            7/31/97      7/31/96     7/31/95      7/31/94     7/31/97       7/31/96
Net asset value, beginning of period ....................  $  6.140     $  6.280    $  6.450      $ 6.730     $ 6.140       $ 6.140

Income from investment operations:
    Net investment income ...............................     0.550        0.581       0.624        0.120       0.550         0.385
    Net realized and unrealized gain (loss)
     from investments ...................................     0.430       (0.141)     (0.170)      (0.280)      0.430        (0.069)
                                                              -----       ------      ------       ------       -----        ------
    Total from investment operations ....................     0.980        0.440       0.454       (0.160)      0.980         0.316
                                                              -----        -----       -----       ------       -----         -----


Less dividends and distributions:
    Dividends from net investment income ................    (0.550)      (0.580)     (0.624)      (0.120)     (0.550)       (0.386)
                                                             ------       ------      ------       ------      ------        ------
    Total dividends and distributions ...................    (0.550)      (0.580)     (0.624)      (0.120)     (0.550)       (0.386)
                                                             ------       ------      ------       ------      ------        ------

Net asset value, end of period ..........................  $  6.570     $  6.140    $  6.280      $ 6.450     $ 6.570     $   6.140
                                                           ========     ========    ========      =======     =======     =========

Total Return(1)  ........................................     16.66%        7.30%       7.64%           3       16.66%         5.20%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)  ............  $273,499     $176,266    $111,860      $21,776     $19,094     $   4,953
    Ratio of expenses to average net assets .............      1.79%        1.77%       1.82%        1.83%       1.79%         1.77%
    Ratio of net investment income to average net assets       8.73%        9.36%      10.14%        9.70%       8.73%         9.36%
    Portfolio turnover ..................................       154%         108%         92%          92%        154%          108%


----------
1 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.
3 Total return has been omitted as management believes that such information for this relatively short period is not meaningful.

                             See accompanying notes

                               1997 annual report

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:


                                                                               Delchester Fund Institutional Class
                                                                --------------------------------------------------------------------
                                                                                           Year Ended
                                                                  7/31/97       7/31/96        7/31/95       7/31/94      7/31/93
Net asset value, beginning of period ....................        $  6.140      $  6.280       $  6.450      $  7.070      $  6.900

Income from investment operations:
    Net investment income ...............................           0.614         0.644          0.685         0.758         0.787
    Net realized and unrealized gain (loss)
      from investments ..................................           0.429        (0.142)        (0.169)       (0.617)        0.165
                                                                    -----        ------         ------        ------         -----
    Total from investment operations ....................           1.043         0.502          0.516         0.141         0.952
                                                                    -----         -----          -----         -----         -----

Less dividends and distributions:
    Dividends from net investment income ................          (0.613)       (0.642)        (0.686)       (0.761)       (0.782)
                                                                   ------        ------         ------        ------        ------
    Total dividends and distributions ...................          (0.613)       (0.642)        (0.686)       (0.761)       (0.782)
                                                                   ------        ------         ------        ------        ------
Net asset value, end of period ..........................        $  6.570      $  6.140       $  6.280      $  6.450      $  7.070
                                                                 ========      ========       ========      ========      ========


Total Return ............................................           17.82%         8.37%          8.72%         1.82%        14.67%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)  ............         $44,065       $59,513        $61,742       $71,122       $35,909
    Ratio of expenses to average net assets .............            0.79%         0.77%          0.82%         0.83%         0.86%
    Ratio of net investment income to average
      net assets ........................................            9.73%        10.36%         11.14%        10.70%        11.35%
    Portfolio turnover ..................................             154%          108%            92%           92%           72%

                             See accompanying notes


                               1997 annual report
15

Delaware Group Income Funds, Inc. -
Delchester Fund
Notes to Financial Statements
July 31, 1997

Delaware Group Income Funds, Inc. - Delchester Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Fund's objective is to seek as high a current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the lasted quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income daily and capital gains, if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million, less fees paid to the independent directors. At July 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $133,452.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended July 31, 1997, the Fund expensed $1,716,779 for dividend disbursing and transfer agent services and $389,930 for accounting services. At July 31, 1997, the Fund had a liability for such fees and other expenses payable to DSC for $88,554.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the year ended July 31, 1997, DDLP earned $507,259 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended July 31, 1997, the Fund made purchases of $1,205,836,739 and sales of $1,598,175,969 of investment securities other than U.S. government securities and temporary cash investments. During the year ended July 31, 1997, the Fund made purchases of $656,507,409 and sales of $261,244,998 of long-term U.S. government securities.

At July 31, 1997, the aggregate cost of securities for federal income tax purposes was $1,296,241,688.

At July 31, 1997, unrealized appreciation for federal income tax purposes aggregated $50,288,920 of which $54,112,496 related to unrealized appreciation of securities and $3,823,576 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1997, of $191,344,902 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1998 - $10,861,752, 1999 - $89,261,440, 2002 - $3,628,131 and 2003
- $87,593,579.

                               1997 annual report

4. Capital Stock
Transactions in capital stock were as follows:


                                              Year Ended           Year Ended
                                                7/31/97             7/31/96
Shares sold:
 Delchester Fund A Class .............         29,886,498           29,345,150
 Delchester Fund B Class .............         18,171,332           14,310,890
 Delchester Fund C Class .............          2,401,059              872,689
 Delchester Fund Institutional Class .          4,110,657            5,337,336

Shares issued upon reinvestment of
 dividends from net investment income:
 Delchester Fund A Class .............          7,101,822            7,914,017
 Delchester Fund B Class .............          1,198,602              846,254
 Delchester Fund C Class .............             96,296               17,233
 Delchester Fund Institutional Class .            712,863              858,905
                                              -----------          -----------
                                               63,679,129           59,502,474
                                              -----------          -----------
Shares repurchased:
 Delchester Fund A Class .............        (38,750,393)         (41,237,430)
 Delchester Fund B Class .............         (6,448,410)          (4,275,449)
 Delchester Fund C Class .............           (398,589)             (83,734)
 Delchester Fund Institutional Class .         (7,805,689)          (6,338,631)
                                              -----------          -----------
                                              (53,403,081)         (51,935,244)
                                              -----------          -----------
Net Increase ........................          10,276,048            7,567,230
                                              -----------          -----------

5 Lines of Credit
The Fund has a committed line of credit for $42,900,000. No amount was outstanding at July 31, 1997, or at any time during the fiscal year.

6. Concentrations of Credit Risk
The Fund may invest in high-yield, fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Security loans are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at July 31, 1997, was $96,996,085 and $98,766,100, respectively.

                               1997 annual report

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Income Funds, Inc. - Delchester Fund

We have audited the accompanying statement of net assets of Delaware
Group Income Funds, Inc. - Delchester Fund (the "Fund") as of July 31,
1997, and the related statement of operations for the year then ended, the s tatements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Income Funds, Inc. - Delchester Fund at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP
                                                ------------------------------


Philadelphia, Pennsylvania
September 5, 1997

                               1997 annual report

DELAWARE GROUP OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Quantum Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
 U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT CURRENT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

* Available for the following states: AZ, CA, CO, FL, ID, IA, KS, MN,
  MO, ND, NJ, NM, NY, OH, OR, PA, UT, WA, WI. Insured and intermediate bond funds are available in selected states.

  funds


(PHOTO OF KEYBOARD)

Complete information on any Delaware Group fund can be found in each fund's current prospectus. Prospectuses for all Delaware Group funds are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELCHESTER FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delchester Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

directors &
officers

(PHOTO OF GLOBES)

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Delchester Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

(PHOTO OF GLOBES)

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

(193)
AR-024[7/97]TKO9/97


DELAWARE
GROUP
==========
Philadelphia o London